Annual Shareholder Meeting – May 2013 1

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Total Shareholder Return 3 17% 50% 22% 16% 18% -19% -40% -29% -8% 44% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr AHT Peer Avg 70% 80% 350% 294% 154% Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/9/13 Source: Bloomberg 100% 200% 74% 182% 95% 147%

Total Shareholder Return - Volatility 4 20% 30% 40% 50% 60% 70% 80% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr AHT Peer Avg Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Volatility as of 5/9/13 Source: Bloomberg − Ashford's volatility has been lower than the peer average

Real RevPAR Growing 5 Source: U.S. Dept. of Commerce: BEA & Historical Statistics of the United States: - Cambridge $54.00 $56.00 $58.00 $60.00 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 Seasonally-Adjusted Real RevPAR (as of March 2013) Average 3-mo Avg

Historically Low Supply Growth 6 (1.0) 0.0 1.0 2.0 3.0 4.0 5.0 Supply Growth Supply Growth Y e a r- o v e r- Y e ar % Gr o w th Source: Smith Travel Research & PKF * PKF Forecast

Historical Stock Returns 7 − Historically, attractive returns from this point in the cycle 0% 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 Months from Peak to Peak 1989-1997 1997-2007 2007-? Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. * Companies are included in the data from the time of their IPO.

Asset Management Outperformance 8 39% 8% 49% 41% 50% 53% 51% 37% 53% 104% 63% 65% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 2012 Peer Avg AHT − Ashford consistently beats peers in hotel EBITDA flow throughs Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings

4.6% 4.3% 4.0% 4.0% 3.6% 3.5% 3.2% 3.0% 2.7% 2.3% 2.2% - - - 1.7x 1.9x 1.7x 1.4x 3.5x 2.3x 2.2x 2.6x 2.4x 2.4x 4.4x - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% CLDT INN CHSP HT AHT RLJ DRH LHO Peer Avg PEB HST BEE FCH SHO A F F O C ove ra g e Divid e n d Yiel d Dividend Yield (as of 5/8/13) 2013 TTM AFFO Per Share Dividend Coverage Attractive Dividend Yield & Coverage 9 − Ashford has both a high dividend yield and strong dividend coverage Source: Company filings, First Call & Bloomberg

Most Highly-Aligned Management 10 21% 5% 4% 4% 3% 3% 2% 2% 2% 1% 1% 1% 1% 1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% AHT CLDT HT FCH RLJ INN HST Peer Avg CHSP SHO DRH PEB BEE LHO Insider ownership % Source: Company Filings & SNL

Low Risk on Balance Sheet 11 Strong liquidity • Excess cash flow • Undrawn $165m credit facility • $234m of unrestricted cash & marketable securities at the end of Q1 Highest leveraged loans have longest time to maturity Upcoming maturities have solid debt yields • No remaining 2013 maturities • 2012 weighted average EBITDA debt yield on maturities through 2016 is 12.1% All debt is non-recourse

Pier House Resort & Spa 12 Acquisition Highlights: • Purchase Price of $90 million • $634,000/key • 6.2% TTM Cap Rate • 7.6% FTM Cap Rate • 11.8x FTM EBITDA

Pier House Resort & Spa 13 • Hotel has been owner-managed • Remington manages 3 other hotels in Key West Operational Synergies • Hotel had $275 RevPAR in 2012 • Recently renovated; very little capex needed High Quality Asset • Key West has 2nd highest RevPAR in US • Very high barriers to entry Great Market

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